EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tian Q Chen, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of ORO EAST MINING, INC. (the “Company”), DOES HEREBY CERTIFY that:

1.  The Company's Annual Report on Amendment No. 1 to Form 10-K for the period ended December 31, 2011 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this July 17, 2012.

/s/ Tian Q Chen
Tian Q Chen
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ORO EAST MINING, INC. and will be retained by ORO EAST MINING, INC. and furnished to the Securities and Exchange Commission or its staff upon request.